UNITED DOMINION
Realty Trust

30
Years

Celebrating our 30th Anniversary…

A Tradition in Excellence,

A New Standard of Performance

Today's Agenda

- **Business Overview**
- A Clear Growth Strategy
- Financial

UNITED DOMINION Realty Trust

30 Years

UDR: A Mid-Market Leader

- 30-Year History
  - New management began February 2001
  - Focus on operating efficiency
- 4th Largest Apartment REIT
- Diversified National Portfolio
  - 62 markets; no single market > 7%
  - Concentrating on growing markets
- Market Capitalization: $4 Billion

UNITED DOMINION Realty Trust

30 Years

A Macro Look at the Market Conditions

- Overall: Still Uncertain
- Four Key Indicators
  - Occupancy level – appears to be level with last year
  - Apartment market – labor market uncertain
  - Construction starts – expected down in 2002
  - New home sales – look flat with last year
- UDR's Diversification Softens Market Impact

UNITED DOMINION
Realty Trust

30 Years

Why Invest in UDR?

- Building Predictable Business
  - FFO estimate for 2002 unchanged from 9/11
  - Expect 11% FFO growth in 2002
  - Dividend yield of 7-8%, well-covered
- Clearly Defined Growth Strategy
  - Further improve operating efficiency
  - Upgrade asset quality
  - Reposition to focus on growing markets
- New Management Team with Proven Track Record

UNITED DOMINION Realty Trust

30 Years

Management's One-Year Report Card

Criteria	Goal	Result
Operations	Streamline	Reduced expenses, increased revenue efficiency
Portfolio	Upgrade	Began to prune portfolio, shift to growth markets
Financial	Flexibility	Fannie Mae refinancing, strengthened balance sheet
Shareholder Value	Increase	43% total investor return in 2001

Overview of 2001 Events


United Dominion Realty Trust
$16
$14
$12
$10
$8
4/20: Sale of 6 Florida Properties for $129 million
5/23: Property management reorganization. Payroll reductions of $500k
8/22: TX Land Sale for $2.7m
9/17: VA land sale for $2.8m
12/18: Completed 4.1m share stock offering
9/10: Closed $200 million FNMA revolving credit facility
12/14: Closed $400m FNMA credit facility
Inreased Dividend
3/27: New Senior Management Announced
5/16: Announcement of Series A preferred redemption
10/17: N.C. land sale for $3.88m
3/30: Implemented Property Management Payroll Box - cut 10% of property personnel and 20% of corporate personnel
2/13: Tom Toomey named President and CEO
12/1 12/16 12/31 1/15 1/30 2/14 3/1 3/16 3/31 4/15 4/30 5/15 5/30 6/14 6/29 7/14 7/29 8/13 8/28 9/12 9/27 10/12 10/27 11/11 11/26 12/11 12/26 1/10

Dec '00 → Dec '01

UNITED DOMINION Realty Trust

30 Years

Today's Agenda

- Business Overview
- **A Clear Growth Strategy**
- Financial

A Clear Short-Term Growth Strategy

- Improve Operating Efficiency
- Upgrade Asset Quality
- Reposition Portfolio
- Strengthen Balance Sheet

UNITED DOMINION
Realty Trust

A Clear Long-Term Growth Strategy

30 Years

- Competitive Landscape
  - Fragmented Industry
  - Cost of Capital or Operations
- Operations
  - Example: A Typical 300 unit apartment community
    - Annual Net Operating Income $1,695,000
    - CapEx $120,000
    - Value (Assuming 8.5% Capitalization Rate) $18,529,412

	Value Created	
	$	%
Operational Improvement		
$300/unit	$1,058,824	5.71%
$500/unit	$1,764,706	9.52%
$700/unit	$2,470,588	13.33%

UNITED DOMINION Realty Trust

Improve Operating Efficiency – Progress

- Revenues
  - Manage lease maturities
  - Reduced month-to-month leases
  - Reduced 60+ days vacant
- Expenses
  - Reduced head count
  - Rebid vendors
- Overhead
  - Reduce Headcount
  - Technology investment

30 Years

Managing Revenues


Average Rent per Occupied Unit, 2001
$760
$740
$720
$700
$680
$660
$640
$620
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec


Physical Occupancy, 1999-2001
95.0%
94.5%
94.0%
93.5%
93.0%
92.5%
92.0%
91.5%
Occupancy
2000
2001
1999
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

30 Years

Managing Revenues

UNITED DOMINION Realty Trust

30 Years



Month-to-Month Leases, 2001
Average number of MTM Leases
8000
7000
6000
5000
4000
3000
2000
1000
0
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec



60+ Days Vacant, 2001
Average 60+ Days Vacant per Month
1200
1000
800
600
400
200
0
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec

UNITED DOMINION
Realty Trust

30 Years

Managing Expenses

Annualized Expenses Per Unit

1999	$2,958
2000	$2,832
2001	$2,956
2002 est.	$2,960



$179
$471
$153
$119
$821
$724
$493
Admin
R&M
Insurance
Marketing
Personell
Tax
Utilities

Improve Operating Efficiency – Goals

- Revenues $8,085 per unit
- Expenses $2,960 per unit
- Overhead $359 per unit

30 Years

UNITED DOMINION Realty Trust

Upgrade Asset Quality – Progress

30 Years

Portfolio – '96-'00	Average Rent ↑ $500-$700 Property Age ↓ 15-12 yrs.
Development	Minimized Exposure, Maintain Discipline
Reinvestment	Execute 5 Year Plan
Performance	Replacing Weak Properties with Stronger Properties

Upgrading Through Acquisitions and Dispositions

	Disposition	Acquisition
		
Property Name	Cleary Court	Jefferson on the Cliffs
Location	Plantation, Florida	Arlington, Texas
Price	$13.4 million	$21.9 million
Cap Rate	7.7%	9%
No. of Units	192	400
Year Built	1985	1992

30 Years

Upgrading Through New Development


The Meridian
Carrollton, TX
250 homes


The Mandolin
Euless, TX
308 homes


Red Stone Ranch
Cedar Park, TX
324 homes


Greensview
Aurora, CO
468 homes

30 Years

Asset Quality …
Reinvesting in Assets



$2,500
$2,000
$1,500
$1,000
$500
$0
Maintenance
Enhancements
Asset Preservation
$598
$659
$1,110
$672
$351
$818
$443
$218
$323
$469
$237
$417
$471
$250
$400
1998
1999
2000
2001
2002

Total $: **$2,367** **$1,841** **$984** **$1,123** **$1,121**

UNITED DOMINION Realty Trust

Reposition Portfolio – Progress

- Shift Portfolio to Growing Markets
- Dispositions - 2002
  - Asset sales under contract: $105 million
  - Expect total of $300+ million
- Acquisitions – 2002
  - Acquired properties totaling $22 million
  - Match acquisitions with asset sales

30 Years

UNITED DOMINION Realty Trust

Repositioning Strategy

- Focus on 20-30 Markets vs. 62
- Market Selection Criteria
  - Size
  - Rent and growth prospects
  - Portfolio diversification
  - Location of current holdings
- Goals for Selection
  - Opportunities to add value
  - Create operational synergies
  - Potential for strong performance

30 Years

Repositioning in Growing Markets

- Build Primary Market Concentrations, including:
  - West Coast: Orange County, Oakland, Portland, Seattle
  - Southwest: Austin
  - West: Denver
  - East: Washington D.C.

30 Years

UNITED DOMINION Realty Trust

Overview …
Geographic Distributions

30 Years

Today


Dallas
Other
Orlando
Houston
Phoenix
Tampa
Raleigh
San Antonio
Fort Worth
Richmond
Charlotte
Columbus
Nashville
Salinas
Greensboro
Wilmington
Baltimore
San Francisco
Memphis
Atlanta
Virginia Beach
Columbia
San Jose
Ft. Lauderdale
Lansing
Sacramento
Eastern Shore
Jacksonville, Fl
Denver
Orange County
Portland
Seattle
Washington
Detroit
Fayetteville
Fort Meyers
Fredericksburg

62 Markets

Future


Tacoma
Other
Oakland
No. Virginia
Dallas
Washington
Orlando
Portland
Sacramento
San Francisco
Houston
Baltimore
Nashville
Phoenix
Charlotte
Fort Worth
Raleigh
Richmond
Tampa
Austin
LA/LongBeach
Atlanta
SanDiego
Denver
Seattle
Orange County

20 – 30 Markets

UNITED DOMINION
Realty Trust

Growth Strategy: The Result …

- Additional Increase in Operating Efficiency
- Continued Improvement in Asset Quality
- Strong Portfolio Performance

30 Years

11% FFO Growth Plus 7-8% Dividend Yield

18-19% Total Return

Today's Agenda

- Business Overview
- A Clear Growth Strategy
- **Financial**

30 Years

UNITED DOMINION
Realty Trust

Financial Projections

		FFO	AFFO
Earnings	2001	$1.48	$1.22
	2002	$1.65	$1.41
Growth 2001-02		11%	16%
Dividends/Yield		$1.11/7.8%	
Net Asset Value		$14.50-15.25	

30 Years

Internal Growth

		Status
2001 Actual FFO	**$1.48**	
2002 Incremental Earnings Range:		
- One-Time Write-Off (added back)	$.07	Done
- Same Store Sales Growth	.01	
- Capital Transactions	.02	Done
- 10% Work Force Reduction	.01	Done
- Insurance Change	.02	Done
- Refinancing	.05	Done
- Development Pipeline	.01	Done
- Uncertainty	(.02)	
2002 Earnings Range	**$1.65**	
2002 Analysts Estimates	**$1.59 - $1.65**	

30 Years

Overview of Cash Flow

FFO	$1.65
Capital Replacements	(0.24)
AFFO	$1.41
Dividends	(1.11)
Cash Flow	$0.30

30 Years

UNITED DOMINION Realty Trust

Increasing the Balance Sheet's Flexibility

- Fannie Mae Financing: $600 Million
  - Reduced interest rate by 150 basis points
  - Fixes average maturity at 8-10 years, up from 3.5 years
  - Goal for floating rate debt to be at 20% of total
- Key Financial Metrics are Improving
  - Unencumbered assets: up to $2.2 billion
  - Fixed charge ratio: up to 2.15x

30 Years

UNITED DOMINION
Realty Trust

Lasting Impressions

- Potential for 2002 Total Return: 18-19%
  - FFO estimate unchanged from 9/11
  - FFO growth expectation: 11%
  - Dividend: 7-8%, well covered
- Clearly Defined Growth Strategy
  - Further improve operating efficiency
  - Upgrade asset quality
  - Reposition to focus on growing markets
- New Management is Delivering on Plan

30 Years